SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Hartville Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HARTVILLE GROUP, INC.

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
To be held July 15, 2005

     The 2005 Annual Meeting of Stockholders of Hartville Group, Inc. (the “Annual Meeting”) will be held at our principal executive offices located at 3840 Greentree Avenue SW, Canton, Ohio, 44706, on Friday, July 15, 2005, at 11:00 a.m., local time, for the following purposes:

1.	To elect six members of our Board of Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualified;

2.	To ratify the selection of BDO Seidman, LLP as our independent public accountants for 2005; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 27, 2005 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

     All stockholders are invited to attend the Annual Meeting in person. However, even if you expect to be present at the Annual Meeting, we ask that you please mark, sign, date and return the enclosed proxy promptly in the postage-paid return addressed envelope. Stockholders attending the Annual Meeting in person may vote in person even if they have previously returned the proxy card.

By Order of the Board of Directors

/s/ Roger A. Kimmel, Jr.
Roger A. Kimmel, Jr.
Chairman of the Board of Directors

Canton, Ohio
June 10, 2005

PROXY STATEMENT TABLE OF CONTENTS

HARTVILLE GROUP, INC.

PROXY STATEMENT

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hartville Group, Inc., a Nevada corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held at our principal executive offices located at 3840 Greentree Avenue SW, Canton, Ohio, 44706, on July 15, 2005, at 11:00 a.m., local time, and at any adjournment or postponement thereof.

     The mailing address of the principal executive offices of the Company is 3840 Greentree Avenue SW, Canton, Ohio, 44706. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to stockholders is June 10, 2005.

PROXIES AND VOTING

     The close of business on May 27, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. On the record date there were outstanding and entitled to vote 14,576,296 shares of the Company’s Common Stock, $0.001 par value per share (the “Common Stock”). Each share of Common Stock is entitled to one vote at the Annual Meeting.

     A majority of the outstanding shares of Common Stock present in person or represented by proxy constitutes a quorum for the transaction of business at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors, and the nominees receiving the highest number of votes will be elected as directors. The vote required for the ratification of the selection of BDO Seidman, LLP as the Company’s independent public accountants for 2005 is the favorable vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting.

     All shares of Common Stock represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. If no choices are indicated on a proxy, the shares of Common Stock represented by that proxy will be voted as follows: (1) for the election of the nominees listed in this Proxy Statement as directors; and (2) for the ratification of the selection of BDO Seidman, LLP as the Company’s independent public accountants for 2005.

     If your shares of Common Stock are held in street name, you will need to instruct your broker regarding how to vote your shares of Common Stock. If you do not provide voting instructions to your broker, and if your broker does not have discretion to vote your shares of Common Stock without your instructions, a “broker non-vote” will occur.

     Abstentions and broker non-votes will be considered as shares of Common Stock present and entitled to vote at the Annual Meeting and will be counted for purposes of determining whether a quorum is present. Abstentions and broker non-votes will not be counted in determining the votes cast for the election of directors and will not have a positive or negative effect on the outcome of the election. Because the ratification of the selection of BDO Seidman, LLP as the Company’s independent public accountants for 2005 requires the favorable vote of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and authorized to vote thereon, abstentions will have the same effect as a vote against this proposal. Broker non-votes will not have any effect on the outcome of this proposal.

     Any proxy may be revoked at any time prior to its exercise by delivering to the President of the Company a subsequently dated and duly executed proxy or by giving notice of revocation to the President of the Company in writing or by attending the Annual Meeting and voting in person. A stockholder’s presence at the Annual Meeting does not by itself revoke the proxy.

PROPOSAL ONE: ELECTION OF DIRECTORS

     In accordance with the Company’s Bylaws, the number of directors currently is fixed at six. The Company’s Board of Directors has recommended and proposed that the following six nominees be elected at the Annual Meeting, each of whom will hold office until the next Annual Meeting of Stockholders and until his or her successor shall have been elected and qualified: Michel Amsalem, Dr. Alan J. Kaufman, Roger A. Kimmel, Jr., Nicholas J. Leighton, Dr. Tomas Neuzil and Dennis C. Rushovich.

     At the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy, unless a contrary position is indicated on such proxy, to vote the proxy FOR the election of the six nominees. In the event that any of such nominees is unwilling or unable to serve, the persons named in the proxy may vote it for a substitute nominee designated by the Board of Directors. The Company has no reason to believe the nominees named will be unable or unwilling to serve if elected.

     Proxies cannot be voted at the Annual Meeting for a greater number of persons than the six nominees named in this Proxy Statement.

Nominees for the Board of Directors

Name	Age	Position
Michel Amsalem	58	Director
Dr. Alan J. Kaufman	67	Director
Roger A. Kimmel, Jr.	62	Chairman of the Board of Directors
Nicholas J. Leighton	44	Director
Dr. Tomas Neuzil	60	Director, Secretary
Dennis C. Rushovich	54	President and Chief Executive Officer

     Biographical information regarding each of the nominees for the Board of Directors is set forth below:

     Michel Amsalem has served as our director since December 6, 2004. Mr. Amsalem is the Founder of Midsummer Capital LLC, the investment manager of the Midsummer group of funds/investment partnerships, and has served as its President since July 2001. From May 1999 to June 2001, Mr. Amsalem was a managing director of Omicron Capital, LLC, an asset-based financing firm. Mr. Amsalem has over thirty years of experience in the origination, structuring, negotiation and management of investments in complex environments. Prior to Midsummer Capital LLC, Mr. Amsalem was successively Founder and Managing Director of Citibank’s Structured Finance Department, of Banque Indosuez’ Investment Bank for Latin America and Eastern Europe and of Patricof Emerging Markets. Mr. Amsalem started his career at the International Finance Corporation, the private sector arm of the World Bank. Mr. Amsalem received his Doctoral degree from Harvard University and his MBA from Columbia University where he presently teaches business policy and strategy courses as a management professor. Mr. Amsalem is a graduate of Ecole des Hautes Etudes Commerciales in France.

     Dr. Alan Joseph Kaufman has served as our director since February 23, 2004. Dr. Kaufman is a retired neurosurgeon and has been retired for the past five years. Dr. Kaufman served on the Board of Directors of Tesoro Petroleum Corp. (NYSE: TSQ) in San Antonio, Texas from 1995 through 1999 and presently serves on the Board of Directors and on the Audit Committee and Compensation Committee of Newpark Resources (NYSE: NR) in Melairie, Louisiana.

     Roger A. Kimmel, Jr. has served as our director since November 7, 2003 and was appointed Chairman of the Board of Directors in April 2005. Since founding the law firm of Kimmel, Lembright & Bosco in 1975, Mr. Kimmel has engaged in a general corporate practice including areas of public offerings and the private placements of securities, stock and asset acquisitions, mergers and acquisitions, representation of closely held businesses, federal and state securities laws compliance matters, corporate governance and other related securities issues. Mr. Kimmel was admitted to practice law in Ohio in 1972, received his BS at Ohio University and his JD at Cleveland-Marshall College of Law.

     Nicholas John Leighton was appointed to our Board of Directors on February 23, 2004. Mr. Leighton has served as the director of operations of Strategic Risk Solutions (Cayman), a provider of captive management, wholesale brokerage and alternative risk transfer solutions, since January 2005. Prior to Strategic Risk Solutions (Cayman), Mr. Leighton was a managing director of Caledonian Insurance Services Limited, a provider of insurance services, from November 2000 until January 2005. From June 1997 through November 2000, Mr. Leighton was a director of AON Insurance Managers Limited. Mr. Leighton has recently been made a Fellow of the Institute of Risk Management, where he won the IAU prize for his dissertation “The Development of the Protected Cell Company.”

     Dr. Tomas Neuzil has served as our director since our incorporation in 2000 and currently serves as our Executive Vice President and a director of Petsmarketing Insurance Agency.com, Inc. Dr. Neuzil is also a director of Hartville Re. From March 2001 to November 2003, Dr. Neuzil was the Medical Director of Pets Health Insurance Agency. Prior to that, Dr. Neuzil was the Director of Veterinary Services for Pets Healthcare Insurance. Dr. Neuzil is a licensed veterinarian with 12 years of practice experience in an accredited American Animal Hospital Association (AAHA) hospital. Dr. Neuzil has 15 years of experience as director of a state and national veterinary medical association. In addition, Dr. Neuzil was formerly the president of the American Society of Veterinary Medical Association Executives. Dr. Neuzil received a Doctorate Degree in Veterinary Medicine from Iowa State University.

     Dennis C. Rushovich has served as our director since December 6, 2004. In April 2005, Mr. Rushovich was appointed to serve as our President and Chief Executive Officer. Mr. Rushovich is the founder of Strategic Financial Solutions, Inc., a consulting, software, and services supplier to financial institutions, and served as its CEO from November 1999 to the present. Prior to founding Strategic Financial Solutions, Inc., Mr. Rushovich co-founded and was COO and CFO of Independent Financial Marketing Group, a marketer of investment and insurance products to financial institutions nationwide. Prior to starting Independent Financial Marketing Group, Mr. Rushovich had responsibility for finance and operations for Financial Planning Services Ltd., one of the largest marketers of insurance and investment products in South Africa. Mr. Rushovich graduated from Witwatersrand University in Johannesburg, South Africa with a B.Com. degree in Business Administration and Accounting, and a B.ACC degree in Accounting and Computer Science. Mr. Rushovich holds a Certificate in the Theory of Accounting and received the qualifications of Chartered Accountant (South Africa) and NASD Series 7 & 27.

PROPOSAL TWO: RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors has selected BDO Seidman, LLP (“BDO Seidman”) as independent public accountants for the Company for 2005. The Audit Committee and the Board of Directors believe that the reappointment of BDO Seidman for 2005 is appropriate because of the firm’s reputation, qualifications, and experience.

     The Audit Committee will reconsider the appointment of BDO Seidman if the Company’s stockholders do not ratify its selection. Even if stockholders ratify the selection of BDO Seidman, the Audit Committee, in its discretion, could decide to terminate the engagement of BDO Seidman and to engage another firm of independent public accountants if the Audit Committee determines such action to be necessary or desirable.

     The favorable vote of a majority of the Common Shares present in person or by proxy at the Annual Meeting and authorized to vote on this proposal is required to approve the ratification of the selection of BDO Seidman.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF BDO SEIDMAN AS THE INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR 2005.

BOARD OF DIRECTORS AND BOARD COMMITTEES

Board Meetings

     The Company’s Board of Directors (the “Board”) held twelve meetings during the fiscal year ended December 31, 2004. Each incumbent director attended at least 75% of the aggregate of the meetings of the Board and the meetings of all committees on which he or she served. A majority of the Company’s directors are independent as defined by the rules of the American Stock Exchange.

Board Committees and Committee Meetings

     The Board has established an Audit Committee. All of the members of the Audit Committee are independent as defined by the rules of the American Stock Exchange. In addition, all of the members of the Audit Committee are independent as defined by the applicable rules of the Securities and Exchange Commission (the “SEC”). The Board has adopted a charter for the Audit Committee. A copy of the current charter for the Audit Committee and a copy of the Company’s current Code of Ethics are available on the Company’s website at www.hartvillegroup.com under “Investor Relations.” A copy of the current Audit Committee charter is also attached to this Proxy Statement as Appendix A.

     The Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to the Company’s financial statements and financial reporting process, the qualifications, independence and performance of the Company’s independent auditors, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. Present members are Alan J. Kaufman, MD, Roger A. Kimmel, Jr. and Nicholas J. Leighton. Based on a recommendation of the Audit Committee, the Board has designated Nicholas J. Leighton as the “Audit Committee Financial Expert.” The Audit Committee held three meetings during the fiscal year ended December 31, 2004. See also “Report of the Audit Committee” contained elsewhere in this Proxy Statement. Dennis C. Rushovich was a member of the Audit Committee during the fiscal year ended December 31, 2004. Upon his appointment as our President and Chief Executive Officer in April 2005, Mr. Rushovich resigned from the Audit Committee.

     The Company does not have a Nominating Committee. Given the relatively small size of the Company and its Board of Directors, the Company does not believe that a Nominating Committee is necessary and this function is performed by the entire Board of Directors. The Board of Directors considers candidates for director who are recommended by its members, by other Board members, by stockholders and by management, as well those identified by any third party search firms retained by the Company to assist in identifying and evaluating possible candidates. The Board of Directors evaluates director candidates recommended by stockholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons. The Board of Directors considers all aspects of a candidate’s qualifications in the context of the needs of the Company at that point in time with a view to creating a Board with a diversity of experience and perspectives. Among the qualifications, qualities and skills of a candidate considered important by the Board of Directors are a commitment to representing the long-term interests of the stockholders; an inquisitive and objective perspective; leadership ability; personal and professional ethics, integrity and values; practical wisdom and sound judgment; and business and professional experience in fields such as finance, operations, insurance, veterinary medicine or marketing.

     Stockholders wishing to submit recommendations for director candidates to the Board of Directors must provide the following information in writing to the attention of the Secretary of the Company by certified or registered mail:

•	the name, address, and biography of the candidate, and an indication of whether the candidate has expressed a willingness to serve;

•	the name, address, and phone number of the stockholder or group of stockholders making the recommendation; and

•	with respect to Common Stock beneficially owned by the stockholder or group of stockholders making the recommendation, and to the extent any stockholder is not a registered holder of such securities, proof of the number of shares and length of time held.

     During the fiscal year ended December 31, 2004, the Company did not have a Compensation Committee. In March 2005, the Company established a Compensation Committee. Present members of the Compensation Committee are Michel Amsalem, Alan J. Kaufman, Roger A. Kimmel, Jr. and Nicholas J. Leighton.

Compensation of Directors

     Directors of the Company do not receive cash compensation for their services as directors or as members of committees of the Board, but are reimbursed for their reasonable expenses incurred in attending meetings. Directors are eligible to receive options under the Company’s Non-Qualified Stock Option Plan. These options are issued at such times and in such amounts as may be determined by the Board of Directors. During the fiscal year ended December 31, 2004, each of Dr. Alan J. Kaufman, Roger A. Kimmel, Jr. and Nicholas J. Leighton were granted options to purchase 60,000 shares at an exercise price of $3.00 per share and Dr. Tomas Neuzil was granted an option to purchase 30,000 shares at an exercise price of $3.00 per share.

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of Common Stock as of June 2, 2005 by: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) each director and nominee for director of the Company; (iii) for the fiscal year ending December 31, 2004, the Company’s Chief Executive Officer and the four other most highly compensated executive officers named in the Summary Compensation Table in this Proxy Statement; and (iv) the Company’s current directors and executive officers as a group. Except as otherwise indicated, and subject to any interests of the reporting person’s spouse, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

	Number of Shares
	Beneficially
Name	Owned (1)	Percent (2)
Islandia, L.P. (3)
c/o John Lang, Inc.
485 Madison Avenue, 23rd Floor
New York, New York 10022	1,766,053	12.1%
Midsummer Investment, Ltd. (4)
c/o Midsummer Capital LLC
485 Madison Avenue, 23rd Floor
New York, New York 10022	1,766,052	12.1%
W. Russell Smith III (5)	906,000	6.2%
Robert Cashman
18482 Park Villa Place
Villa Park, California 92861	1,000,000	6.9%
Whiskers, Inc.
385 Sanctuary Court
Henderson, Nevada 89014	896,237	6.1%
Michel Amsalem (6)	1,766,052	12.1%
Dr. Alan J. Kaufman (7)	241,822	1.7%
Roger A. Kimmel, Jr. (8)	60,000	*
Nicholas J. Leighton (9)	60,000	*
Dr. Tomas Neuzil (10)	137,000	*
Dennis C. Rushovich (11)	100,000	*
Hirsch C. Ribakow (12)	100,000	*
All executive officers and directors as a group (8 persons) (13)	2,464,874	16.6%

*	Represents less than 1%.

(1)	The number of shares beneficially owned by each person or group as of June 2, 2005 includes shares of Common Stock that such person or group had the right to acquire on or within 60 days after that date, including, but not limited to, upon the exercise of options.

(2)	For each person and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of 14,576,296 shares of Common Stock outstanding on June 2, 2005 and the number of shares of Common Stock that such person or group had the right to acquire on or within 60 days of that date, including, but not limited to, upon the exercise of options.

(3)	Beneficial and percentage ownership information is based on information contained in a Schedule 13D filed with the SEC on December 27, 2004.

(4)	Beneficial and percentage ownership information is based on information contained in a Schedule 13D filed with the SEC on January 19, 2005.

(5)	Mr. Smith resigned as our CEO and President in April 2005 and resigned as a director effective June 2, 2005. Includes 100,000 shares issuable upon exercise of options.

(6)	Represents 1,766,052 shares held by Midsummer Investment, Ltd., of which Mr. Amsalem is a Director. Mr. Amsalem disclaims beneficial ownership of the shares held by Midsummer Investment, Ltd., except to the extent of his pecuniary interest in Midsummer Investment, Ltd.

(7)	Represents 181,822 shares held by Alan Kaufman MD Capital, Inc., a corporation in which Dr. Kaufman is the sole shareholder and includes 60,000 shares issuable upon exercise of options.

(8)	Represents 60,000 shares issuable upon exercise of options.

(9)	Represents 60,000 shares issuable upon exercise of options.

(10)	Includes 47,000 shares held by Dr. Neuzil’s wife and 30,000 shares issuable upon exercise of options.

(11)	Mr. Rushovich was elected as our CEO and President in April 2005.

(12)	Represents 100,000 shares issuable upon exercise of options.

(13)	Includes 310,000 shares issuable upon exercise of options for all current executive officers and directors as a group.

CORPORATE GOVERNANCE

Communications with the Board

     The Company’s Board of Directors believes that it is important for stockholders to have a process to send communications to the Board. Accordingly, there are two methods by which communications can occur. Any stockholder can mail or deliver a written communication to the Board, addressed to the Chairman of the Board at the Company’s corporate office. The Chairman of the Board will distribute each such communication to the entire Board. Any stockholder who desires to communicate with the non-management directors of the Board can mail or deliver a written communication to the Chairman of the Audit Committee, addressed to the Audit Committee Chairman at the Company’s corporate office. The Company will forward each such communication to the Audit Committee Chairman, and the Audit Committee Chairman or his designee will distribute a copy of each such communication to the other non-management directors.

Director Attendance at Annual Meeting of Stockholders

     The Board of Directors has not established a policy for director attendance at the Company’s Annual Meeting of Stockholders. Each of the members of the Company’s Board of Directors attended the Company’s 2003 Annual Meeting of Stockholders.

Availability of Corporate Governance Documents

     The following documents are available on the Company’s website at www.hartvillegroup.com under “Investor Relations”

•	The charter for the Company’s Audit Committee; and

•	The Company’s Code of Ethics.

EXECUTIVE OFFICERS

     Biographical information regarding each of our executive officers, as of May 27, 2005, is set forth below.

     Dennis C. Rushovich. See “Proposal One: Election of Directors – Nominees for the Board of Directors.”

     Hirsch C. Ribakow has served as our Chief Operating Officer since November 2004. Previously, Mr. Ribakow served in various positions at Nationwide Insurance, including as a business consultant from August 2003 to May 2004, as a product manager from December 2001 to August 2003 and as worksite director from August 1997 to December 2001. Mr. Ribakow holds a JD from the University of Baltimore and a BS from Towson University.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

     Set forth below is information concerning the compensation paid to, or accrued for, the Company’s chief executive officer and its four most highly compensated executive officers (whose compensation exceeds $100,000), other than the chief executive officer, for the Company’s fiscal years ended December 31, 2004, 2003, and 2002:

				Long-Term
				Compensation
				Awards
				Securities
				Underlying
Name		Annual Compensation		Options	All Other
and Principal Position	Year	Salary	Bonus	Granted	Compensation
W. Russell Smith III (1)	2004	$120,000	$75,000	100,000	$0
CEO and President	2003	$45,000	$0	0	$0

Hirsch C. Ribakow (2)
Chief Operating Officer	2004	$7,212	$0	100,000	$566

(1)	Mr. Smith resigned as our CEO and President in April 2005 and resigned as a director effective June 2, 2005.

(2)	Mr. Ribakow joined the Company in November 2004. On an annualized basis, his base salary is $125,000 plus an annual auto allowance of $6,000.

Option Grants in Last Fiscal Year

     The following table shows the number of options granted in 2004 to the individuals named in the Summary Compensation Table and estimates the potential realizable value of these option grants.

Individual Grants
% of Total
	Number of	Options
	Securities	Granted to	Exercise
	Underlying	Employees	or Base
	Options	In Fiscal	Price	Expiration
Name	Granted	Year	($/sh)	Date
W. Russell Smith III (1)	100,000	36.7%	$3.00	3/31/14

Hirsch C. Ribakow	100,000	36.7%	$2.31	11/29/04

(1)	Mr. Smith resigned as our CEO and President in April 2005 and resigned as a director effective June 2, 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

     The following table sets forth stock option exercises during 2004 by the executive officers named in the Summary Compensation Table and shows the number of shares of Common Stock represented by both exercisable and non-exercisable stock options and the value of in-the-money stock options (exercisable and non-exercisable) held by each of the named executive officers as of December 31, 2004.

			Number of Securities	Value of Unexercised
			Underlying	In-the-Money
			Unexercised	Options at
			Options at	Fiscal Year-End ($)
	Shares Acquired		Fiscal Year-End (#)	(1)
	On	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable	Unexercisable
W. Russell Smith III (2)	—	—	100,000/0	—

Hirsch C. Ribakow	—	—	100,000/0	—

(1)	Value is based on the $1.72 per share closing price of the Company’s Common Stock on December 30, 2004, less the exercise price.

(2)	Mr. Smith resigned as our CEO and President in April 2005 and resigned as a director effective June 2, 2005.

Employment Contracts and Change-In-Control Arrangements

     In November 2004, the Company entered into an employment agreement with Hirsch C. Ribakow, our Chief Operating Officer. The term of the agreement is three years. The agreement provides for a base salary of $125,000 and an annual auto allowance of $6,000. Pursuant to the agreement, Mr. Ribakow is entitled to receive options to purchase an aggregate of 200,000 shares, with 100,000 shares vesting ratably over three years (which was granted to Mr. Ribakow in November 2004 at an exercise price of $2.31 per share) and 100,000 shares vesting subject to performance criteria to be determined by the Board of Directors. If Mr. Ribakow’s employment is terminated by the Company without cause (as such term is defined in the employment agreement), Mr. Ribakow will be entitled to receive a severance amount equal to three months of his base salary then in effect. If Mr. Ribakow’s employment is terminated by the Company without cause within one year of a change of control (as such term is defined in the employment agreement), Mr. Ribakow shall be entitled to a severance amount equal to one year of his base salary then in effect and all unvested options shall immediately vest.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee represents and assists the Board in fulfilling its oversight responsibility relating to the Company’s financial statements and financial reporting process, the qualifications, independence and performance of the Company’s independent auditors, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The members of the Audit Committee are not acting as experts in accounting or auditing and rely without independent verification on the information provided to them and on the representations made by management and the Company’s independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that the Company’s financial statements have been prepared in accordance with generally accepted accounting principles or that the audit of the Company’s financial statements by the independent auditor has been carried out in accordance with generally accepted auditing standards.

     In the course of fulfilling its responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-KSB for the Company’s fiscal year ended December 31, 2004. The Audit Committee also reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters that are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61 (“Communication with Audit Committees”). In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the SEC.

Audit Committee

Nicholas J. Leighton, Chairman
Alan J. Kaufman, MD
Roger A. Kimmel, Jr.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information regarding the Company’s equity compensation plans as of December 31, 2004:

Number of
Securities
	Number of Securities		Remaining Available
	to be Issued upon	Weighted-Average	for Future Issuance
	Exercise of	Exercise Price of	under Equity
Plan Category	Outstanding Options	Outstanding Options	Compensation Plans
Equity Compensation Plans Approved by Security Holders	—	—	—

Equity Compensation Plans not Approved by Security Holders	482,600	$2.86	2,017,400	(1)

Total	482,600		2,017,400

(1)	This is the number of shares of Common Stock available for issuance under the Company’s Non-Qualified Stock Option Plan.

Equity Compensation Plans Not Approved by Security Holders

     In 2003, the Board of Directors of the Company adopted a Non-Qualified Stock Option Plan (the “Plan”), providing for the grant of options to purchase an aggregate of not more than 2,500,000 shares of Common Stock which may be granted from time to time to key employees (including officers), consultants and members of the Board of Directors of the Company. The Plan is administered by a committee, which consists of the members of the Board of Directors. As part of this plan, the Board of Directors has established a simplified employee stock option plan, whereby 500,000 options have been set aside to encourage employees to take ownership in the Company.

CERTAIN TRANSACTIONS

     On June 2, 2005, W. Russell Smith III, our former President, CEO and director, repaid an obligation owed to the Company by assigning 94,000 shares of the Company’s common stock to the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

Change in Independent Accountant

     On January 18, 2005 the Company, acting through the Audit Committee, engaged BDO Seidman as the Company’s independent accountant for the fiscal year ending December 31, 2004. BDO Seidman replaced Pollard-Kelley Auditing Services, Inc. (“Pollard-Kelley”), who was dismissed as the Company’s independent accountant by the Audit Committee effective January 18, 2005. The Audit Committee approved the dismissal. The decision to dismiss Pollard-Kelley was communicated by the Company to Pollard-Kelley on January 18, 2005.

     The audit report of Pollard-Kelley on the Company’s consolidated financial statements as of and for the fiscal year ended December 31, 2003 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company’s consolidated financial statements as of and for the year ended December 31, 2003 and in the subsequent interim period through January 18, 2005, there were no disagreements with Pollard-Kelley on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Pollard-Kelley, would have caused Pollard-Kelley to make reference to the matter in his report.

     During the two most recent years and the subsequent interim period through January 18, 2005, neither the Company nor anyone on behalf of the Company consulted with BDO Seidman regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or on any matter considered important by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B.

Independent Accountant for 2005

     BDO Seidman has been selected by the Audit Committee as the independent accountant for the Company’s fiscal year ending December 31, 2005.

     It is expected that a representative of BDO Seidman will be present at the Annual Meeting and will be given an opportunity to make a statement if desired and to respond to appropriate questions.

Audit and Other Services Fees

     The following table presents the aggregate fees billed to or by the Company for services performed for the years ending December 31, 2004, and December 31, 2003, respectively, by the Company’s independent accountant:

Fee Category	2004	2003
Audit Fees (1)	$34,813	$15,497
Audit-Related Fees	—	—
Tax Fees (2)	$6,350	$4,625
All Other Fees	—	—

Total	$41,163	$20,122

(1)	Includes services rendered for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-QSB and other audit services normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)	Includes services for tax research and compliance, including tax return preparation.

Audit Committee’s Pre-Approval Policies and Procedures

     The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services to be provided by its independent accountant. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent accountant and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountant in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

FUTURE STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934 (the “Exchange Act”) at the Annual Meeting of Stockholders to be held in 2006 must be received by the Company at its principal executive offices for inclusion in the Proxy Statement and form of proxy on or before February 10, 2006.

     If a stockholder intends to present a proposal at the 2006 Annual Meeting, but does not seek to include such proposal in the Company’s Proxy Statement and form of proxy, to be considered timely under Rule 14a-4 under the Exchange Act such proposal must be received by the Company on or before April 26, 2006, 2006. If a stockholder fails to meet this deadline and fails to satisfy the requirements of Rule 14a-4 under the Exchange Act, the persons named in the form of proxy for the 2006 Annual Meeting will be entitled to use their discretionary voting authority should such proposal then be raised at such meeting, without any discussion of the matter in the Company’s Proxy Statement or form of proxy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who own more than 10% of the Company’s Common Stock to file statements of beneficial ownership of the Company’s Common Stock. Based solely on a review of copies of the forms filed under Section 16(a) and furnished to the Company, the Company believes that all applicable Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 2004, with the following exceptions:

     Dr. Alan J. Kaufman, Roger A. Kimmel, Jr. and Dennis C. Rushovich were required to file a Form 3 within ten days of becoming a member of the Company’s Board of Directors. As of the date hereof, none of such persons has filed a Form 3.

     Nicholas J. Leighton was required to file a Form 3 within ten days of becoming a member of the Company’s Board of Directors. Mr. Leighton filed a Form 3 on May 12, 2005, which was more than ten days after he became a member of the Company’s Board of Directors.

     Michel Amsalem was required to file a Form 3 within ten days of becoming a member of the Company’s Board of Directors. Mr. Amsalem filed a Form 3 on December 23, 2004, which was more than ten days after he became a member of the Company’s Board of Directors.

     Dr. Tomas Neuzil and W. Russell Smith III were required to file a Form 3 no later than the effective date of the Company’s first registration statement under Section 12 of the Securities Exchange Act of 1934, as amended. Neither Dr. Neuzil nor Mr. Smith has filed a Form 3 as of the date hereof. Mr. Smith is no longer a director or officer of the Company.

     Hirsch C. Ribakow was required to file a Form 3 within ten days of becoming an officer of the Company. As of the date hereof, Mr. Ribakow has not filed a Form 3.

     Islandia, L.P., a holder of more than 10% of our outstanding shares of Common Stock was required to file a Form 3 within ten days of becoming a greater than 10% holder. Islandia, L.P. filed a Form 3 on December 27, 2004, which was more than ten days after becoming a greater than 10% holder.

     Midsummer Investment, Ltd., a holder of more than 10% of our outstanding shares of Common Stock was required to file a Form 3 within ten days of becoming a greater than 10% holder. Midsummer Investment, Ltd. filed a Form 3 on January 19, 2005, which was more than ten days after becoming a greater than 10% holder.

     On January 29, 2004, the Company granted to each of Dr. Alan J. Kaufman, Roger A. Kimmel, Jr. and Nicholas J. Leighton an option to purchase 30,000 shares of the Company’s Common Stock at $3.00 per share. Each of these optionees was required to file a Form 4 by the end of the second business day following the date of grant. As of the date hereof, none of such persons has filed a Form 4 with respect to such option grants.

     On March 31, 2004, the Company granted to each of Dr. Alan J. Kaufman, Roger A. Kimmel, Jr., Nicholas J. Leighton and Dr. Tomas Neuzil an option to purchase 30,000 shares of the Company’s Common Stock at $3.00 per share. Each of these optionees was required to file a Form 4 by the end of the second business day following the date of grant. As of the date hereof, none of such persons has filed a Form 4 with respect to such option grants.

     On March 31, 2004, the Company granted to W. Russell Smith III an option to purchase 100,000 shares of the Company’s Common Stock at $3.00 per share. Mr. Smith was required to file a Form 4 by the end of the second business day following the date of grant. As of the date hereof, Mr. Smith has not filed a Form 4 with respect to such option grant. Mr. Smith is no longer a director or officer of the Company.

     Dr. Alan J. Kaufman purchased 73,250 shares of Common Stock on October 12, 2004 which was not reported until April 13, 2005.

     Nicholas J. Leighton purchased 15,000 shares of Common Stock on May 4, 2005, which was not reported until May 12, 2005.

     None of the Company’s officers or directors has filed a Form 5 with respect to the transactions described above.

OTHER MATTERS

     Management does not know of any other matters which may come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

     The Company will bear the cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited personally or by telephone or electronic mail. Proxies may be solicited by directors, officers, and regular employees of the Company, who will not receive any additional compensation for their solicitation services. The Company will reimburse banks, brokers, and nominees for their out-of-pocket expenses incurred in sending proxy material to the beneficial owners of shares held by them. If there are follow-up requests for proxies, the Company may employ other persons for such purpose.

APPENDIX A

Audit Committee Charter
of the Board of Directors of
Hartville Group, Inc.

Organization

1.	The Audit Committee is a committee of the Board of Directors (the “Board”) of Hartville Group, Inc. (the “Company”). The members and chair of the committee will be elected by the full Board on the recommendation of the Nominating and Corporate Governance Committee and will serve at the pleasure of the Board. The Audit Committee will consist of at least three members.

2.	All members of the Audit Committee must meet the independence and experience requirements for audit committee members under the listing standards of the American Stock Exchange and applicable law, including the applicable rules of the Securities and Exchange Commission (the “SEC”). At least one member of the Audit Committee shall be (as determined by the Board) an “audit committee financial expert” as defined by the SEC.

3.	The Audit Committee will regularly report on actions taken by it to the full Board.

4.	The Audit Committee is authorized to obtain advice and assistance as it believes necessary from Company personnel and from external legal, accounting and other advisors. The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, from the Company for payment of compensation to such external legal, accounting and other advisors.

5.	The Audit Committee will establish, with the assistance of management and the internal audit manager, a calendar incorporating regular reporting items it requires from independent auditors, the internal audit function and management during the year.

Purpose

The purpose of the Audit Committee will be to:

1.	Assist Board oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence and (iv) the performance of the Company’s internal audit function and independent auditor.

2.	Prepare the Audit Committee report to be included in the Company’s proxy statement in accordance with applicable rules and regulations.

Duties and Responsibilities

The Audit Committee’s duties and responsibilities will be to:

1.	Appoint, retain and terminate, and be responsible for the compensation and oversight of, the Company’s independent auditor, which shall report directly to the Audit Committee.

2.	Pre-approve, or adopt appropriate procedures to pre-approve, all audit engagement fees and terms and all non-audit engagements with the independent auditor.

3.	Ensure receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, as well as actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor.

4.	On an annual basis, obtain and review a report by the independent auditor describing (i) the independent auditor’s internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues. In connection with its evaluation of the independent auditor, the Audit Committee should, in addition to assuring the regular rotation of the audit partners as required by law, consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself.

5.	Review and approve the Audit Committee’s report to be included in the proxy statement and the Company’s response to any comments of the SEC on the report.

6.	Review and discuss with management and the independent auditor the Company’s annual and quarterly financial statements, including the Company’s critical accounting estimates underlying the financial statements and other disclosures discussed in “Management’s Discussion and Analysis of Financial Condition and Results of Operation”; the effect of regulatory and accounting initiatives and any off-balance sheet structures on the Company’s financial statements; and any certification, report, opinion or review rendered by the independent auditor.

7.	Resolve any disagreements between management and the independent auditors regarding financial reporting.

8.	Discuss with management the Company’s earnings press releases before their release. In addition, discuss the types of financial information and earnings guidance provided to analysts and rating agencies.

9.	Periodically consult with the independent auditor, outside the presence of management, about internal controls and the quality of the Company’s financial statements. As part of this review, the committee will receive regular reports from the Company’s counsel on significant litigation in which the Company is involved and the anticipated impact of such litigation.

10.	Meet separately, at least quarterly, to review the integrity of the Company’s financial reporting processes, both internal and external. The Audit Committee shall obtain input from management, the internal audit manager and the independent auditor as deemed appropriate by the Audit Committee.

11.	Discuss with management significant risks or exposures that the Company may have and the steps management has taken to monitor and control such risks or exposures.

12.	Review and discuss with management and the independent auditor (i) major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles or adoption of new accounting principles; (ii) major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; and (iii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses prepared by management and the independent auditor of the effects of applying alternative accounting principles on the financial statements.

13.	Consider, in consultation with the independent auditor, the internal audit manager and the chief financial officer, the audit scope and plan of the independent auditor and the internal auditors. Review with the independent auditor, the internal audit manager and the chief financial officer the coordination of the audit effort with respect to completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

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14.	Review with the independent auditor any audit problems or difficulties and management’s response. This review must include any restrictions on the scope of the independent auditor’s activities or on access to requested information and discussion of any disagreements with management. It should also include accounting adjustments proposed by the independent auditor but not adopted; communications between the audit team and the audit firm’s national office with regard to auditing or accounting issues presented by the engagement; and any management or internal control letter issued or proposed to be issued by the independent auditor.

15.	Receive any reports from the independent auditor under the provisions of Section 10A of the Securities Exchange Act of 1934 and review with management and recommend to the Board appropriate action to be taken by the Company.

16.	Establish hiring policies with respect to employees or former employees of the independent auditor.

17.	Discuss with the independent auditor the responsibilities, budget and staffing of the internal audit function.

18.	Review the appointment and replacement of the internal audit manager.

19.	Review significant reports to management prepared by the internal auditing department and management’s responses.

20.	Review legal and regulatory matters that may have a material impact on the Company’s financial statements.

21.	Perform such other functions as may be assigned by the Board or as specified in policies adopted or approved by the Board.

22.	Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Receive reports regarding any violations of the Company’s code of business conduct and ethics relating to accounting, financial reporting or internal controls.

23.	Review and approve all related party transactions.

24.	Evaluate the Audit Committee’s own performance annually and report the results of the evaluation to the Board.

25.	Review this charter at least annually and update as necessary (with any amendments subject to approval by the Board).

Role of the Audit Committee

This charter assigns oversight responsibilities to the Audit Committee. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; accounting and financial reporting principles; internal controls; and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

The members of the Audit Committee are not acting as experts in accounting or auditing and rely without independent verification on the information provided to them and on the representations made by management and the independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that the Company’s financial statements have been prepared in accordance with generally accepted accounting principles or that the audit of the Company’s financial statements by the independent auditor has been carried out in accordance with generally accepted auditing standards.

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HARTVILLE GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS

This Proxy is Solicited on Behalf of the
Board of Directors of Hartville Group, Inc.

     The undersigned hereby appoints Dennis C. Rushovich, and in the event he is unable to so act, Roger A. Kimmel, Jr., and any one or more of them, proxies, with full power of substitution, to represent and vote all shares of common stock, $0.001 par value per share (the “Shares”), of Hartville Group, Inc. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Company’s principal executive offices located at 3840 Greentree Avenue SW, Canton, Ohio, on Friday, July 15, 2005, at 11:00 a.m., local time, and at any and all adjournments thereof, as specified in this Proxy.

Proposal 1 –	Election of the following nominees as Directors:

FOR all Nominees	☐	WITHHELD for all Nominees ☐
(except as marked to the contrary)

Michel Amsalem	Dr. Alan J. Kaufman	Roger A. Kimmel, Jr.

Nicholas J. Leighton	Dr. Tomas Neuzil	Dennis C. Rushovich

To withhold authority to vote for any individual nominee(s) print the names in the space below

Proposal 2 –	Ratification of selection of BDO Seidman LLP, as the Company’s independent public accountants for 2005.

☐ For	☐ Against	☐ Abstain

In addition, the named proxies are authorized to vote, in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

The Shares represented by this Proxy will be voted upon the proposals listed above in accordance with the instructions given by the undersigned, but if this Proxy is signed and returned and no instructions are given, this Proxy will be voted FOR the election of all nominees set forth in Proposal 1, FOR Proposal 2 and, in the discretion of the proxies, on any other matter which properly comes before the Annual Meeting or any adjournment thereof.

☐ I PLAN TO ATTEND MEETING

Please mark, date and sign as your name appears below and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

Date:

Signature

Signature